Exhibit 99.1

28969 Information Lane

Easton, Maryland 21601

Phone 410-763-7800

PRESS RELEASE

Shore Bancshares Reports Second Quarter and First-Half Results

Easton, Maryland (7/21/2016) - Shore Bancshares, Inc. (NASDAQ - SHBI) reported net income of $2.272 million or $0.18 per diluted common share for the second quarter of 2016, compared to net income of $2.460 million or $0.19 per diluted common share for the first quarter of 2016, and net income of $1.627 million or $0.13 per diluted common share for the second quarter of 2015. The Company reported net income of $4.732 million or $0.37 per diluted common share for the first half of 2016, compared to net income of $3.0 million or $0.24 per diluted common share for the first half of 2015.

When comparing the second quarter of 2016 to the first quarter of 2016, the slightly lower result was primarily attributable to slightly lower noninterest income due to insurance agency contingent commissions which are typically received in the first quarter of the year. The timing impact of these contingent commissions was partially offset by an increase in net interest income of $140 thousand over the linked quarter and a decrease in the provision for credit losses of $75 thousand. When comparing the second quarter of 2016 to the second quarter of 2015, improved results were due to increases in net interest income and noninterest income of $700 thousand and $253 thousand, respectively, and a decrease in the provision for credit losses of $165 thousand. When comparing the first half of 2016 to the first half of 2015, improved earnings were due to increases in net interest income and noninterest income of $1.4 million and $709 thousand, respectively, coupled with decreases in both the provision for credit losses of $365 thousand and noninterest expenses of $300 thousand.

“We are happy to report another strong quarter of earnings. In addition, we completed a successful consolidation of our two subsidiary banks, Talbot Bank of Easton and CNB, into Shore United Bank on July 1, 2016,” said Lloyd L. “Scott” Beatty, Jr., president and chief executive officer. “The second quarter results signified a continued emphasis on sustained loan growth and diversifying our loan portfolio. Further, the consolidation of the banks will allow us to execute our Company-wide branding and marketing plan, create efficiencies and cost savings, and enable us to expand our footprint in the Delmarva region.”

Balance Sheet Review

Total assets were $1.126 billion at June 30, 2016, a $9.5 million, or 0.8%, decrease when compared to $1.135 billion at the end of 2015. The decrease in total assets included decreases in investment securities available for sale of $16.5 million, interest-bearing deposits with other banks of $8.8 million and federal funds sold of $4.5 million which was almost entirely offset by an increase in gross loans of $26.0 million, or a 6.5% annualized loan growth rate for the period.

Total deposits decreased $14.4 million, or 1.5%, when compared to December 31, 2015. The decrease in total deposits was mainly due to declines in interest-bearing demand deposits of $25.5 million and time deposits of $10.3 million, which were partially offset by an increase in money market and savings deposits of $19.5 million and non-interest bearing deposits of $1.9 million. Total stockholders’ equity increased $5.4 million, or 3.6%, when compared to the end of 2015. At June 30, 2016, the ratio of total equity to total assets was 13.53% and the ratio of total tangible equity to total tangible assets was 12.52%, higher than the 12.95% and 11.93%, respectively, at December 31, 2015.

Total assets at June 30, 2016 increased $41.3 million, or 3.8%, when compared to total assets at June 30, 2015. The increase in total assets was primarily due to an increase in gross loans of $80.0 million, or 10.8%. The increase was partially offset by a decrease in investment securities available for sale of $32.5 million used to fund loan growth. Total deposits increased $32.2 million, or 3.5%, when compared to June 30, 2015. The increase in total deposits was mainly due to increases in non-interest bearing deposits of $27.9 million, money market and savings deposits of $25.8 million and interest-bearing demand deposits of $14.3 million, partially offset by a decrease in time deposits of $35.8 million. Total stockholders’ equity increased $8.9 million, or 6.2%, when compared to June 30, 2015.

Review of Quarterly Financial Results

Net interest income was $9.4 million for the second quarter of 2016, compared to $9.2 million for the first quarter of 2016 and $8.7 million for the second quarter of 2015. The increase in net interest income when compared to the first quarter of 2016 was primarily due to an increase in average loans of $16.5 million resulting in $156 thousand in additional interest and fees on loans, coupled with a decline in volume of and rates paid on interest-bearing deposits. The increase in net interest income for the second quarter of 2016 when compared to the second quarter of 2015 was primarily due to an increase in average loans of $79.4 million resulting in $536 thousand in additional interest and fees on loans, compounded by lower volumes of and rates paid on time deposits. In addition, the Company was able to change its asset composition by transitioning from lower yielding securities to higher yielding loans which positively impacted net interest income despite a decrease in the overall yield on loans. The Company’s net interest margin increased over each of these periods, amounting to 3.57% for the second quarter of 2016, 3.50% for the first quarter of 2016, and 3.43% for the second quarter of 2015.

The provision for credit losses was $375 thousand for the three months ended June 30, 2016. The comparable amounts were $450 thousand and $540 thousand for the three months ended March 31, 2016 and June 30, 2015, respectively. The lower level of provision for credit losses when comparing the second quarter of 2016 to the first quarter of 2016 was primarily due to declines in net charge-offs. The lower level of provision for credit losses when comparing the second quarter of 2016 to the second quarter of 2015 was primarily due to decreases in both net charge-offs and nonaccrual loans. Net charge-offs were $326 thousand for the second quarter of 2016, $457 thousand for the first quarter of 2016 and $421 thousand for the second quarter of 2015. The ratio of annualized net charge-offs to average loans was 0.16% for the second quarter of 2016, and 0.23% for each of the first quarter of 2016 and the second quarter of 2015. The ratio of the allowance for credit losses to period-end loans was 1.02% at June 30, 2016, lower than the 1.04% at March 31, 2016 and 1.07% at June 30, 2015, which reflects improved credit quality in the loan portfolio.

At June 30, 2016, nonperforming assets were $15.4 million, a decrease of $422 thousand, or 2.7%, when compared to March 31, 2016 and accruing troubled debt restructurings (“TDRs”) decreased $1.4 million, or 9.6% over the same time period. When comparing June 30, 2016 to June 30, 2015, nonperforming assets decreased $1.1 million, or 6.7%, and accruing TDRs decreased $5.0 million, or 27.3%. The positive trend in nonperforming assets and TDRs when comparing June 30, 2016 to June 30, 2015 resulted from the Company’s continued workout efforts. The ratio of nonperforming assets to total assets was 1.37%, 1.40% and 1.53% at June 30, 2016, March 31, 2016 and June 30, 2015, respectively. In addition, the ratio of accruing TDRs to total assets at June 30, 2016 was 1.18%, compared to 1.30% at March 31, 2016 and 1.69% at June 30, 2015.

Total noninterest income for the second quarter of 2016 decreased $500 thousand, or 11.0%, when compared to the first quarter of 2016 and increased $253 thousand, or 6.7%, when compared to the second quarter of 2015. The decrease from the first quarter of 2016 was primarily due to a decline in insurance agency commissions of $818 thousand which was partially offset by an increase in other noninterest income of $248 thousand. Insurance agency commissions for the second quarter of 2016 were lower when compared to the first quarter of 2016 due to the fact that contingency commission payments are typically received in the first quarter of the year. The increase in other noninterest income for the second quarter 2016 was income from an insurance investment of $124 thousand over the linked quarter. The increase from the second quarter of 2015 was mainly due to higher service charges on deposit accounts of $212 thousand, partially offset by a decline in trust and investment fee income of $86 thousand.

Total noninterest expense for the second quarter of 2016 increased $26 thousand, or 0.3%, when compared to the first quarter of 2016 and increased $65 thousand, or 0.7%, when compared to the second quarter of 2015. The increase in noninterest expenses from the first quarter of 2016 was primarily due to an increase in legal and professional fees in connection with the consolidation of our two former bank subsidiaries, The Talbot Bank of Easton and CNB. Offsetting this increase were decreases in salaries and wages and employee benefits which are typically higher in the first quarter of 2016 due to maxing out certain payroll taxes, federal and state unemployment insurance, and 401(k) contributions. The increase compared to the second quarter of 2015 was primarily the result of slightly higher employee related costs and legal and professional fees.

Review of Six-Month Financial Results

Net interest income for the first six months of 2016 was $18.6 million, an increase of 8.2% when compared to the first six months of 2015. The increase was primarily due to significant growth of average loans of approximately $77.7 million and the decline in average interest-bearing deposits of $978 thousand. Although the yield declined on loans, the transition of lower yielding investment securities to loans allowed the overall yield on total earning assets to remain unchanged. This, coupled with the decline on volume of and rates paid on deposits, resulted in a net interest margin of 3.53% for the first six months of 2016 compared to 3.43% for the first six months of 2015.

The provision for credit losses for the six months ended June 30, 2016 and 2015 was $825 thousand and $1.2 million, respectively, while net charge-offs were $783 thousand and $968 thousand, respectively. The ratio of year-to-date annualized net charge-offs to average loans was 0.20% for the first half of 2016 and 0.27% for the first half of 2015.

Total noninterest income for the six months ended June 30, 2016 increased $709 thousand, or 9.0%, when compared to the same period in 2015. The increase in noninterest income primarily consists of increases in service charges on deposit accounts of $391 thousand, insurance agency commissions of $293 thousand and other noninterest income of $229 thousand, partially offset by a decline in trust and investment fee income of $204 thousand. The increase in other noninterest income consisted of bank service and loan fees of $136 thousand.

Total noninterest expense for the six months ended June 30, 2016 decreased $300 thousand, or 1.6%, when compared to the same period in 2015. The decrease was primarily due to a decline in legal and professional fees of $305 thousand and reduced FDIC insurance premiums of $140 thousand, partially offset by an increase in salaries and wages. The increased legal and professional fees in 2015 were the direct result of management outsourcing its internal audit function which resulted in significant implementation costs. In addition, the lower FDIC insurance premiums over the prior period are the direct result of the upgraded regulatory status and financial performance of The Talbot Bank of Easton in the second quarter of 2015.

Shore Bancshares Information

Shore Bancshares, Inc. is a financial holding company headquartered in Easton, Maryland and is the largest independent bank holding company located on Maryland’s Eastern Shore.  It is the parent company of Shore United Bank; one retail insurance producer firm, The Avon-Dixon Agency, LLC (“Avon-Dixon”), with two specialty lines, Elliott Wilson Insurance (Trucking) and Jack Martin Associates (Marine); and an insurance premium finance company, Mubell Finance, LLC (“Mubell”).  Shore Bancshares Inc. engages in trust and wealth management services through Wye Financial & Trust, a division of Shore United Bank. Additional information is available at www.shorebancshares.com.

Forward-Looking Statements

The statements contained herein that are not historical facts are forward-looking statements (as defined by the Private Securities Litigation Reform Act of 1995) based on management’s current expectations and beliefs concerning future developments and their potential effects on the Company. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. There can be no assurance that future developments affecting the Company will be the same as those anticipated by management. These statements are evidenced by terms such as “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” and similar expressions. Although these statements reflect management’s good faith beliefs and projections, they are not guarantees of future performance and they may not prove true. These projections involve risk and uncertainties that could cause actual results to differ materially from those addressed in the forward-looking statements. For a discussion of these risks and uncertainties, see the section of the periodic reports filed by Shore Bancshares, Inc. with the Securities and Exchange Commission entitled “Risk Factors”.

The Company specifically disclaims any obligation to update any factors or to publicly announce the result of revisions to any of the forward-looking statements included herein to reflect future events or developments.

For further information contact: Edward Allen, Chief Financial Officer, 410-763-7800

Shore Bancshares, Inc.
Financial Highlights
(Dollars in thousands, except per share data)

	For the Three Months Ended				For the Six Months Ended
	June 30,				June 30,
	2016	2015	Change		2016	2015	Change
PROFITABILITY FOR THE PERIOD
Net interest income	$9,383	$8,683	8.1%		$18,626	$17,222	8.2%
Provision for credit losses	375	540	(30.6)		825	1,190	(30.7)
Noninterest income	4,041	3,788	6.7		8,582	7,873	9.0
Noninterest expense	9,365	9,300	0.7		18,704	19,004	(1.6)
Income before income taxes	3,684	2,631	40.0		7,679	4,901	56.7
Income tax expense	1,412	1,004	40.6		2,947	1,865	58.0
Net income	$2,272	$1,627	39.6		$4,732	$3,036	55.9

Return on average assets	0.81%	0.60%	21	bp	0.84%	0.56%	28	bp
Return on average equity	6.04	4.56	148		6.34	4.29	205
Return on average tangible equity (1)	6.67	5.08	159		7.00	4.80	220
Net interest margin	3.57	3.43	14		3.53	3.43	10
Efficiency ratio - GAAP	69.60	74.47	(487)		68.59	75.61	(702)
Efficiency ratio - Non-GAAP (1)	69.35	74.20	(485)		68.35	75.35	(700)

PER SHARE DATA
Basic net income per common share	$0.18	$0.13	38.5%		$0.37	$0.24	54.2%
Diluted net income per common share	0.18	0.13	38.5		0.37	0.24	54.2
Dividends paid per common share	0.03	-	100.0		0.06	-	100.0
Book value per common share at period end	12.04	11.35	6.1
Tangible book value per common share at period end (1)	11.00	10.31	6.7
Market value at period end	11.75	9.43	24.6
Market range:
High	12.50	9.55	30.9		12.59	10.49	20.0
Low	10.23	9.43	8.5		10.23	8.57	19.4

AVERAGE BALANCE SHEET DATA
Loans	$807,231	$727,800	10.9%		$799,004	$721,326	10.8%
Investment securities	204,357	241,684	(15.4)		209,672	242,985	(13.7)
Earning assets	1,061,645	1,016,172	4.5		1,063,579	1,014,838	4.8
Assets	1,122,568	1,085,857	3.4		1,126,403	1,086,624	3.7
Deposits	959,397	931,637	3.0		964,194	932,045	3.4
Stockholders' equity	151,270	143,266	5.6		150,151	142,579	5.3

CREDIT QUALITY DATA AT PERIOD END
Net charge-offs	$326	$421	(22.6)%		$783	$968	(19.1)%

Nonaccrual loans	$13,531	$14,009	(3.4)
Loans 90 days past due and still accruing	6	35	(82.9)
Other real estate owned	1,897	2,498	(24.1)
Total nonperforming assets	15,434	16,542	(6.7)
Accruing troubled debt restructurings (TDRs)	13,338	18,353	(27.3)
Total nonperforming assets and accruing TDRs	$28,772	$34,895	(17.5)

CAPITAL AND CREDIT QUALITY RATIOS
Period-end equity to assets	13.53%	13.22%	31	bp
Period-end tangible equity to tangible assets (1)	12.52	12.16	36

Annualized net charge-offs to average loans	0.16	0.23	(7)		0.20%	0.27%	(7	)bp

Allowance for credit losses as a percent of:
Period-end loans	1.02	1.07	(5)
Nonaccrual loans	61.77	56.51	526
Nonperforming assets	54.15	47.86	629
Accruing TDRs	62.66	43.14	1,952
Nonperforming assets and accruing TDRs	29.05	22.69	636

As a percent of total loans:
Nonaccrual loans	1.65	1.89	(24)
Accruing TDRs	1.62	2.48	(86)
Nonaccrual loans and accruing TDRs	3.27	4.37	(110)

As a percent of total loans+other real estate owned:
Nonperforming assets	1.88	2.22	(34)
Nonperforming assets and accruing TDRs	3.50	4.69	(119)

As a percent of total assets:
Nonaccrual loans	1.20	1.29	(9)
Nonperforming assets	1.37	1.53	(16)
Accruing TDRs	1.18	1.69	(51)
Nonperforming assets and accruing TDRs	2.55	3.22	(67)

(1)	See the reconciliation table on page 12 of 12.

Shore Bancshares, Inc.
Consolidated Balance Sheets
(In thousands, except per share data)

				June 30, 2016	June 30, 2016
				compared to	compared to
	June 30,	December 31,	June 30,	December 31,	June 30,
	2016	2015	2015	2015	2015
ASSETS
Cash and due from banks	$15,753	$15,080	$20,060	4.5%	(21.5)%
Interest-bearing deposits with other banks	45,455	54,223	39,696	(16.2)	14.5
Federal funds sold	9	4,508	-	(99.8)	-
Cash and cash equivalents	61,217	73,811	59,756	(17.1)	2.4

Investment securities available for sale (at fair value)	195,681	212,165	228,210	(7.8)	(14.3)
Investment securities held to maturity	3,995	4,191	4,513	(4.7)	(11.5)

Loans	821,079	795,114	741,030	3.3	10.8
Less: allowance for credit losses	(8,358)	(8,316)	(7,917)	0.5	5.6
Loans, net	812,721	786,798	733,113	3.3	10.9

Premises and equipment, net	16,708	16,864	16,801	(0.9)	(0.6)
Goodwill	11,931	11,931	11,931	-	-
Other intangible assets, net	1,145	1,211	1,264	(5.5)	(9.4)
Other real estate owned, net	1,897	4,252	2,498	(55.4)	(24.1)
Other assets	20,395	23,920	26,266	(14.7)	(22.4)

Total assets	$1,125,690	$1,135,143	$1,084,352	(0.8)	3.8

LIABILITIES
Noninterest-bearing deposits	$231,614	$229,686	$203,678	0.8	13.7
Interest-bearing deposits	729,480	745,778	725,231	(2.2)	0.6
Total deposits	961,094	975,464	928,909	(1.5)	3.5

Short-term borrowings	6,868	6,672	6,629	2.9	3.6
Accrued expenses and other liabilities	5,407	6,040	5,412	(10.5)	(0.1)
Total liabilities	973,369	988,176	940,950	(1.5)	3.4

STOCKHOLDERS' EQUITY
Common stock, par value $0.01; authorized
35,000,000 shares	127	126	126	0.8	0.8
Additional paid in capital	63,995	63,815	63,725	0.3	0.4
Retained earnings	87,071	83,097	79,531	4.8	9.5
Accumulated other comprehensive (loss) income	1,128	(71)	20	1,688.7	5,540.0
Total stockholders' equity	152,321	146,967	143,402	3.6	6.2

Total liabilities and stockholders' equity	$1,125,690	$1,135,143	$1,084,352	(0.8)	3.8

Period-end common shares outstanding	12,655	12,631	12,630	0.2	0.2
Book value per common share	$12.04	$11.64	$11.35	3.4	6.1

Shore Bancshares, Inc.
Consolidated Statements of Operations
(In thousands, except per share data)

	For the Three Months Ended			For the Six Months Ended
	June 30,			June 30,
	2016	2015	% Change	2016	2015	% Change
INTEREST INCOME
Interest and fees on loans	$9,117	$8,581	6.2%	$18,078	$17,072	5.9%
Interest and dividends on investment securities:
Taxable	824	932	(11.6)	1,694	1,856	(8.7)
Tax-exempt	2	3	(33.3)	4	6	(33.3)
Interest on federal funds sold	2	-	-	5	1	400.0
Interest on deposits with other banks	58	26	123.1	130	52	150.0
Total interest income	10,003	9,542	4.8	19,911	18,987	4.9

INTEREST EXPENSE
Interest on deposits	617	856	(27.9)	1,278	1,757	(27.3)
Interest on short-term borrowings	3	3	-	7	8	(12.5)
Total interest expense	620	859	(27.8)	1,285	1,765	(27.2)

NET INTEREST INCOME	9,383	8,683	8.1	18,626	17,222	8.2
Provision for credit losses	375	540	(30.6)	825	1,190	(30.7)

NET INTEREST INCOME AFTER PROVISION
FOR CREDIT LOSSES	9,008	8,143	10.6	17,801	16,032	11.0

NONINTEREST INCOME
Service charges on deposit accounts	870	658	32.2	1,683	1,292	30.3
Trust and investment fee income	364	450	(19.1)	715	919	(22.2)
Insurance agency commissions	1,941	1,932	0.5	4,700	4,407	6.6
Other noninterest income	866	748	15.8	1,484	1,255	18.2
Total noninterest income	4,041	3,788	6.7	8,582	7,873	9.0

NONINTEREST EXPENSE
Salaries and wages	4,422	4,393	0.7	8,899	8,706	2.2
Employee benefits	964	924	4.3	2,078	2,080	(0.1)
Occupancy expense	583	611	(4.6)	1,196	1,237	(3.3)
Furniture and equipment expense	248	233	6.4	483	488	(1.0)
Data processing	854	868	(1.6)	1,663	1,651	0.7
Directors' fees	131	116	12.9	235	239	(1.7)
Amortization of intangible assets	33	33	-	66	66	-
FDIC insurance premium expense	268	306	(12.4)	550	690	(20.3)
Write-downs of other real estate owned	66	54	22.2	73	81	(9.9)
Legal and professional fees	609	573	6.3	994	1,299	(23.5)
Other noninterest expenses	1,187	1,189	(0.2)	2,467	2,467	-
Total noninterest expense	9,365	9,300	0.7	18,704	19,004	(1.6)

Income before income taxes	3,684	2,631	40.0	7,679	4,901	56.7
Income tax expense	1,412	1,004	40.6	2,947	1,865	58.0

NET INCOME	$2,272	$1,627	39.6	$4,732	$3,036	55.9

Weighted average shares outstanding - basic	12,648	12,629	0.2	12,642	12,627	0.1
Weighted average shares outstanding - diluted	12,665	12,638	0.2	12,657	12,636	0.2

Basic net income per common share	$0.18	$0.13	38.5	$0.37	$0.24	54.2
Diluted net income per common share	0.18	0.13	38.5	0.37	0.24	54.2
Dividends paid per common share	0.03	-	-	0.06	-	-

Shore Bancshares, Inc.
Consolidated Average Balance Sheets
(Dollars in thousands)

	For the Three Months Ended				For the Six Months Ended
	June 30,				June 30,
	2016		2015		2016		2015
	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/
	balance	rate	balance	rate	balance	rate	balance	rate
Earning assets
Loans	$807,231	4.56%	$727,800	4.74%	$799,004	4.57%	$721,326	4.78%
Investment securities
Taxable	204,147	1.61	241,254	1.55	209,462	1.62	242,554	1.53
Tax-exempt	210	5.30	430	4.21	210	5.30	431	4.20
Federal funds sold	2,910	0.34	2,931	0.09	3,275	0.34	2,866	0.09
Interest-bearing deposits	47,147	0.50	43,757	0.24	51,628	0.51	47,661	0.22
Total earning assets	1,061,645	3.80%	1,016,172	3.77%	1,063,579	3.78%	1,014,838	3.78%
Cash and due from banks	14,776		18,723		15,491		19,989
Other assets	54,699		59,045		55,868		59,823
Allowance for credit losses	(8,552)		(8,083)		(8,535)		(8,026)
Total assets	$1,122,568		$1,085,857		$1,126,403		$1,086,624

Interest-bearing liabilities
Demand deposits	$186,137	0.12%	$171,274	0.12%	$189,612	0.12%	$174,156	0.12%
Money market and savings deposits	261,495	0.13	238,173	0.14	260,105	0.13	237,965	0.14
Certificates of deposit $100,000 or more	129,544	0.69	152,478	0.97	130,978	0.70	154,306	0.99
Other time deposits	151,577	0.68	166,277	0.85	152,675	0.71	167,921	0.88
Interest-bearing deposits	728,753	0.34	728,202	0.47	733,370	0.35	734,348	0.48
Short-term borrowings	5,792	0.24	4,872	0.23	6,017	0.24	6,100	0.25
Total interest-bearing liabilities	734,545	0.34%	733,074	0.47%	739,387	0.35%	740,448	0.48%
Noninterest-bearing deposits	230,644		203,435		230,824		197,697
Accrued expenses and other liabilities	6,109		6,082		6,041		5,900
Stockholders' equity	151,270		143,266		150,151		142,579
Total liabilities and stockholders' equity	$1,122,568		$1,085,857		$1,126,403		$1,086,624

Net interest spread		3.46%		3.30%		3.43%		3.30%
Net interest margin		3.57%		3.43%		3.53%		3.43%

Shore Bancshares, Inc.
Financial Highlights By Quarter
(Dollars in thousands, except per share data)

	2nd quarter	1st quarter	4th quarter	3rd quarter	2nd quarter	2Q 16		2Q 16
	2016	2016	2015	2015	2015	compared to		compared to
	(2Q 16)	(1Q 16)	(4Q 15)	(3Q 15)	(2Q 15)	1Q 16		2Q 15
PROFITABILITY FOR THE PERIOD
Taxable-equivalent net interest income	$9,415	$9,273	$9,315	$9,027	$8,701	1.5%		8.2%
Less: Taxable-equivalent adjustment	32	30	22	17	18	6.7		77.8
Net interest income	9,383	9,243	9,293	9,010	8,683	1.5		8.1
Provision for credit losses	375	450	475	410	540	(16.7)		(30.6)
Noninterest income	4,041	4,541	3,638	3,905	3,788	(11.0)		6.7
Noninterest expense	9,365	9,339	8,950	9,396	9,300	0.3		0.7
Income before income taxes	3,684	3,995	3,506	3,109	2,631	(7.8)		40.0
Income tax expense	1,412	1,535	1,343	1,200	1,004	(8.0)		40.6
Net income	$2,272	$2,460	$2,163	$1,909	$1,627	(7.6)		39.6

Return on average assets	0.81%	0.88%	0.76%	0.68%	0.60%	(7	)bp	21	bp
Return on average equity	6.04	6.64	5.93	5.23	4.56	(60)		148
Return on average tangible equity (1)	6.67	7.34	6.58	5.81	5.08	(67)		159
Net interest margin	3.57	3.50	3.45	3.43	3.43	7		14
Efficiency ratio - GAAP	69.60	67.61	69.10	72.66	74.47	199		(487)
Efficiency ratio - Non-GAAP (1)	69.35	67.37	68.84	72.39	74.20	198		(485)

PER SHARE DATA
Basic net income per common share	$0.18	$0.19	$0.17	$0.15	$0.13	(5.3)%		38.5%
Diluted net income per common share	0.18	0.19	0.17	0.15	0.13	(5.3)		38.5
Dividends paid per common share	0.03	0.03	0.02	0.02	-	-		100.0
Book value per common share at period end	12.04	11.88	11.64	11.55	11.35	1.3		6.1
Tangible book value per common share at period end (1)	11.00	10.84	10.59	10.51	10.31	1.5		6.7
Market value at period end	11.75	11.98	10.88	9.72	9.43	(1.9)		24.6
Market range:
High	12.50	12.08	11.00	9.72	9.55	3.5		30.9
Low	10.23	11.95	10.64	9.37	9.43	(14.4)		8.5

AVERAGE BALANCE SHEET DATA
Loans	$807,231	$790,777	$785,572	$763,306	$727,800	2.1%		10.9%
Investment securities	204,357	214,988	213,307	230,222	241,684	(4.9)		(15.4)
Earning assets	1,061,645	1,065,514	1,072,728	1,044,230	1,016,172	(0.4)		4.5
Assets	1,122,568	1,130,238	1,137,430	1,111,361	1,085,857	(0.7)		3.4
Deposits	959,397	968,991	978,049	953,826	931,637	(1.0)		3.0
Stockholders' equity	151,270	149,032	146,597	144,897	143,266	1.5		5.6

CREDIT QUALITY DATA AT PERIOD END
Net charge-offs	$326	$457	$257	$229	$421	(28.7)%		(22.6)%

Nonaccrual loans	$13,531	$11,925	$12,093	$13,143	$14,009	13.5		(3.4)
Loans 90 days past due and still accruing	6	35	7	4	35	(82.9)		(82.9)
Other real estate owned	1,897	3,896	4,252	2,884	2,498	(51.3)		(24.1)
Total nonperforming assets	$15,434	$15,856	$16,352	$16,031	$16,542	(2.7)		(6.7)

Accruing troubled debt restructurings (TDRs)	$13,338	$14,753	$15,495	$16,431	$18,353	(9.6)		(27.3)

Total nonperforming assets and accruing TDRs	$28,772	$30,609	$31,847	$32,462	$34,895	(6.0)		(17.5)

CAPITAL AND CREDIT QUALITY RATIOS
Period-end equity to assets	13.53%	13.27%	12.95%	13.05%	13.22%	26	bp	31	bp
Period-end tangible equity to tangible assets (1)	12.52	12.25	11.93	12.02	12.16	27		36

Annualized net charge-offs to average loans	0.16	0.23	0.13	0.12	0.23	(7)		(7)

Allowance for credit losses as a percent of:
Period-end loans	1.02	1.04	1.05	1.04	1.07	(2)		(5)
Nonaccrual loans	61.77	69.68	68.77	61.61	56.51	(791)		526
Nonperforming assets	54.15	52.40	50.86	50.51	47.86	175		629
Accruing TDRs	62.66	56.32	53.67	49.28	43.14	634		1,952
Nonperforming assets and accruing TDRs	29.05	27.15	26.11	24.95	22.69	190		636

As a percent of total loans:
Nonaccrual loans	1.65	1.49	1.52	1.69	1.89	16		(24)
Accruing TDRs	1.62	1.85	1.95	2.11	2.48	(23)		(86)
Nonaccrual loans and accruing TDRs	3.27	3.34	3.47	3.80	4.37	(7)		(110)

As a percent of total loans+other real estate owned:
Nonperforming assets	1.88	1.98	2.05	2.06	2.22	(10)		(34)
Nonperforming assets and accruing TDRs	3.50	3.81	3.98	4.16	4.69	(31)		(119)

As a percent of total assets:
Nonaccrual loans	1.20	1.05	1.07	1.18	1.29	15		(9)
Nonperforming assets	1.37	1.40	1.44	1.43	1.53	(3)		(16)
Accruing TDRs	1.18	1.30	1.37	1.47	1.69	(12)		(51)
Nonperforming assets and accruing TDRs	2.55	2.70	2.81	2.90	3.22	(15)		(67)

(1)	See the reconciliation table on page 12 of 12.

Shore Bancshares, Inc.
Consolidated Statements of Operations By Quarter
(In thousands, except per share data)

						2Q 16	2Q 16
						compared to	compared to
	2Q 16	1Q 16	4Q 15	3Q 15	2Q 15	1Q 16	2Q 15
INTEREST INCOME
Interest and fees on loans	$9,117	$8,961	$9,142	$8,912	$8,581	1.7%	6.2%
Interest and dividends on investment securities:
Taxable	824	870	854	892	932	(5.3)	(11.6)
Tax-exempt	2	2	2	2	3	-	(33.3)
Interest on federal funds sold	2	3	1	1	-	(33.3)	-
Interest on deposits with other banks	58	72	48	30	26	(19.4)	123.1
Total interest income	10,003	9,908	10,047	9,837	9,542	1.0	4.8

INTEREST EXPENSE
Interest on deposits	617	661	750	824	856	(6.7)	(27.9)
Interest on short-term borrowings	3	4	4	3	3	(25.0)	-
Total interest expense	620	665	754	827	859	(6.8)	(27.8)

NET INTEREST INCOME	9,383	9,243	9,293	9,010	8,683	1.5	8.1
Provision for credit losses	375	450	475	410	540	(16.7)	(30.6)

NET INTEREST INCOME AFTER PROVISION
FOR CREDIT LOSSES	9,008	8,793	8,818	8,600	8,143	2.4	10.6

NONINTEREST INCOME
Service charges on deposit accounts	870	813	806	769	658	7.0	32.2
Trust and investment fee income	364	351	348	360	450	3.7	(19.1)
Other noninterest income	1,941	2,759	1,760	2,107	1,932	(29.6)	0.5
Total noninterest income	866	618	724	669	748	40.1	15.8
	4,041	4,541	3,638	3,905	3,788	(11.0)	6.7
NONINTEREST EXPENSE
Salaries and wages
Employee benefits	4,422	4,477	4,366	4,468	4,393	(1.2)	0.7
Occupancy expense	964	1,114	890	935	924	(13.5)	4.3
Furniture and equipment expense	583	613	583	600	611	(4.9)	(4.6)
Data processing	248	235	215	223	233	5.5	6.4
Directors' fees	854	809	809	800	868	5.6	(1.6)
Amortization of intangible assets	131	104	114	117	116	26.0	12.9
FDIC insurance premium expense	33	33	33	34	33	-	-
Write-downs of other real estate owned	268	282	281	243	306	(5.0)	(12.4)
Legal and professional fees	66	7	39	7	54	842.9	22.2
Other noninterest expenses	609	385	440	642	573	58.2	6.3
Total noninterest expense	1,187	1,280	1,180	1,327	1,189	(7.3)	(0.2)
	9,365	9,339	8,950	9,396	9,300	0.3	0.7
Income before income taxes
Income tax expense	3,684	3,995	3,506	3,109	2,631	(7.8)	40.0
	1,412	1,535	1,343	1,200	1,004	(8.0)	40.6
NET INCOME
	$2,272	$2,460	$2,163	$1,909	$1,627	(7.6)	39.6
Weighted average shares outstanding - basic
Weighted average shares outstanding - diluted	12,648	12,635	12,631	12,630	12,629	0.1	0.2
	12,665	12,649	12,645	12,640	12,638	0.1	0.2
Basic net income per common share
Diluted net income per common share	$0.18	$0.19	$0.17	$0.15	$0.13	(5.3)	38.5
Dividends paid per common share	0.18	0.19	0.17	0.15	0.13	(5.3)	38.5
	0.03	0.03	0.02	0.02	-	-	-

Shore Bancshares, Inc.
Consolidated Average Balance Sheets By Quarter
(Dollars in thousands)

											Average balance
											2Q 16	2Q 16
											compared to	compared to
	2Q 16		1Q 16		4Q 15		3Q 15		2Q 15		1Q 16	2Q 15
	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/
	balance	rate	balance	rate	balance	rate	balance	rate	balance	rate
Earning assets
Loans	$807,231	4.56%	$790,777	4.57%	$785,572	4.63%	$763,306	4.64%	$727,800	4.74%	2.1%	10.9%
Investment securities
Taxable	204,147	1.61	214,778	1.62	213,097	1.60	229,979	1.55	241,254	1.55	(4.9)	(15.4)
Tax-exempt	210	5.30	210	5.30	210	5.30	243	5.01	430	4.21	-	(51.2)
Federal funds sold	2,910	0.34	3,640	0.33	3,886	0.12	2,341	0.10	2,931	0.09	(20.1)	(0.7)
Interest-bearing deposits	47,147	0.50	56,109	0.51	69,963	0.27	48,361	0.25	43,757	0.24	(16.0)	7.7
Total earning assets	1,061,645	3.80%	1,065,514	3.75%	1,072,728	3.72%	1,044,230	3.74%	1,016,172	3.77%	(0.4)	4.5
Cash and due from banks	14,776		16,205		16,628		17,434		18,723		(8.8)	(21.1)
Other assets	54,699		57,037		56,512		57,891		59,045		(4.1)	(7.4)
Allowance for credit losses	(8,552)		(8,518)		(8,438)		(8,194)		(8,083)		0.4	5.8
Total assets	$1,122,568		$1,130,238		$1,137,430		$1,111,361		$1,085,857		(0.7)	3.4

Interest-bearing liabilities
Demand deposits	$186,137	0.12%	$193,087	0.12%	$190,237	0.13%	$184,471	0.13%	$171,274	0.12%	(3.6)	8.7
Money market and savings deposits	261,495	0.13	258,715	0.13	255,974	0.14	242,830	0.14	238,173	0.14	1.1	9.8
Certificates of deposit $100,000 or more	129,544	0.69	132,412	0.71	139,663	0.80	148,617	0.92	152,478	0.97	(2.2)	(15.0)
Other time deposits	151,577	0.68	153,774	0.74	158,011	0.80	163,224	0.82	166,277	0.85	(1.4)	(8.8)
Interest-bearing deposits	728,753	0.34	737,988	0.36	743,885	0.40	739,142	0.44	728,202	0.47	(1.3)	0.1
Short-term borrowings	5,792	0.24	6,242	0.24	6,199	0.23	6,501	0.24	4,872	0.23	(7.2)	18.9
Total interest-bearing liabilities	734,545	0.34%	744,230	0.36%	750,084	0.40%	745,643	0.44%	733,074	0.47%	(1.3)	0.2
Noninterest-bearing deposits	230,644		231,003		234,164		214,684		203,435		(0.2)	13.4
Accrued expenses and other liabilities	6,109		5,973		6,585		6,137		6,082		2.3	0.4
Stockholders' equity	151,270		149,032		146,597		144,897		143,266		1.5	5.6
Total liabilities and stockholders' equity	$1,122,568		$1,130,238		$1,137,430		$1,111,361		$1,085,857		(0.7)	3.4

Net interest spread		3.46%		3.39%		3.32%		3.30%		3.30%
Net interest margin		3.57%		3.50%		3.45%		3.43%		3.43%

Shore Bancshares, Inc.
Reconciliation of Generally Accepted Accounting Principles (GAAP)
and Non-GAAP Measures
(In thousands, except per share data)

						YTD	YTD
	2Q 16	1Q 16	4Q 15	3Q 15	2Q 15	6/30/2016	6/30/2015

The following reconciles return on average equity and return on average tangible equity (Note 1):

Net income	$2,272	$2,460	$2,163	$1,909	$1,627	$4,732	$3,036
Net income - annualized (A)	$9,138	$9,894	$8,581	$7,574	$6,526	$9,516	$6,122

Net income, excluding net amortization of intangible assets	$2,292	$2,480	$2,183	$1,930	$1,647	$4,772	$3,076

Net income, excluding net amortization of intangible
assets - annualized (B)	$9,218	$9,975	$8,661	$7,657	$6,606	$9,596	$6,203

Average stockholders' equity (C)	$151,270	$149,032	$146,597	$144,897	$143,266	$150,151	$142,579
Less: Average goodwill and other intangible assets	(13,096)	(13,129)	(13,155)	(13,182)	(13,215)	(13,112)	(13,231)
Average tangible equity (D)	$138,174	$135,903	$133,442	$131,715	$130,051	$137,039	$129,348

Return on average equity (GAAP) (A)/(C)	6.04%	6.64%	5.85%	5.23%	4.56%	6.34%	4.29%
Return on average tangible equity (Non-GAAP) (B)/(D)	6.67%	7.34%	6.49%	5.81%	5.08%	7.00%	4.80%

The following reconciles GAAP efficiency ratio and non-GAAP
efficiency ratio (Note 2):

Noninterest expense (E)	$9,365	$9,339	$8,950	$9,396	$9,300	$18,704	$19,004
Less: Amortization of intangible assets	(33)	(33)	(33)	(34)	(33)	(66)	(66)
Adjusted noninterest expense (F)	$9,332	$9,306	$8,917	$9,362	$9,267	$18,638	$18,938

Taxable-equivalent net interest income (G)	$9,415	$9,273	$9,315	$9,027	$8,701	$18,688	$17,261
Taxable-equivalent net interest income excluding nonrecurring adjustment (H)	$9,415	$9,273	$9,315	$9,027	$8,701	$18,688	$17,261

Noninterest income (I)	$4,041	$4,541	$3,638	$3,905	$3,788	$8,582	$7,873
Adjusted noninterest income (J)	$4,041	$4,541	$3,638	$3,905	$3,788	$8,582	$7,873

Efficiency ratio (GAAP) (E)/(G)+(I)	69.60%	67.61%	69.10%	72.66%	74.47%	68.59%	75.61%
Efficiency ratio (Non-GAAP) (F)/(H)+(J)	69.35%	67.37%	68.84%	72.39%	74.20%	68.35%	75.35%

The following reconciles book value per common share and tangible book value per common share (Note 1):

Stockholders' equity (K)	$152,321	$150,109	$146,967	$145,887	$143,402
Less: Goodwill and other intangible assets	(13,076)	(13,109)	(13,142)	(13,162)	(13,195)
Tangible equity (L)	$139,245	$137,000	$133,825	$132,725	$130,207

Shares outstanding (M)	12,655	12,640	12,631	12,630	12,630

Book value per common share (GAAP) (K)/(M)	$12.04	$11.88	$11.64	$11.55	$11.35
Tangible book value per common share (Non-GAAP) (L)/(M)	$11.00	$10.84	$10.59	$10.51	$10.31

The following reconciles equity to assets and
tangible equity to tangible assets (Note 1):

Stockholders' equity (N)	$152,321	$150,109	$146,967	$145,887	$143,402
Less: Goodwill and other intangible assets	(13,076)	(13,109)	(13,142)	(13,162)	(13,195)
Tangible equity (O)	$139,245	$137,000	$133,825	$132,725	$130,207

Assets (P)	$1,125,690	$1,131,175	$1,135,143	$1,117,813	$1,084,352
Less: Goodwill and other intangible assets	(13,076)	(13,109)	(13,142)	(13,162)	(13,195)
Tangible assets (Q)	$1,112,614	$1,118,066	$1,122,001	$1,104,651	$1,071,157

Period-end equity/assets (GAAP) (N)/(P)	13.53%	13.27%	12.95%	13.05%	13.22%
Period-end tangible equity/tangible assets (Non-GAAP) (O)/(Q)	12.52%	12.25%	11.93%	12.02%	12.16%

Note 1: Management believes that reporting tangible equity and tangible assets more closely approximates the adequacy of capital for regulatory purposes.

Note 2: Management believes that reporting the non-GAAP efficiency ratio more closely measures its effectiveness of controlling cash-based operating activities.

CONTACT: Edward Allen, Chief Financial Officer, 410-763-7800